Business Combinations	12 Months Ended
Dec. 31, 2018
BUSINESS COMBINATIONS [Abstract]
Business Combinations

6. BUSINESS COMBINATIONS

MoboTap Transaction

On July 16, 2014, Changyou, through a wholly-owned subsidiary, entered into an investment agreement with MoboTap, MoboTap’s subsidiaries and variable interest entities, and MoboTap’s shareholders, pursuant to which Changyou purchased from then existing shareholders of MoboTap at the closing, which took place on July 31, 2014, shares of MoboTap representing 51% of the equity interests in MoboTap on a fully-diluted basis for approximately $91 million in cash. In addition, Changyou has the right to purchase up to 10% of the equity interests in MoboTap from the non-controlling shareholders, at a price of 20% below the IPO price, before a qualified IPO of MoboTap. The Group began to consolidate MoboTap’s financial statements commencing with the closing of the acquisition. On the acquisition date, the allocation of the consideration of the assets acquired and liabilities assumed based on their fair values was as follows:

As of July 31, 2014 (in thousands)
Cash consideration	$90,830

Repurchase option	793
Identifiable intangible assets acquired	27,000
Goodwill	113,040
Other assets	6,714
Put option	(298)
Liabilities assumed	(2,995)
Non-controlling interest	(53,424)

Total	$90,830

The acquired identifiable intangible assets represented the Dolphin Browser user base, technology and trademark, the useful lives of which were 2.4 years, 5.4 years and 10.4 years, respectively. The acquired user base was valued using the cost saving approach, and the acquired technology and trademark were valued using the income approach. Goodwill of $113 million was recognized at the time of the Company’s acquisition of MoboTap.

Based on an assessment of MoboTap’s financial performance conducted in connection with the acquisition, MoboTap was not considered material to the Group. Thus the Group’s management concluded that the presentation of pro forma financial information with respect to the results of operations of the Group including the acquired MoboTap was not necessary.

In accordance with ASC 350, goodwill is not amortized but is tested for impairment and is not deductible for tax purposes. In the year ended December 31, 2015, the financial performance of MoboTap was below original expectations, and Changyou’s management concluded that the Dolphin Browser was unable to provide expected synergies with Changyou’s platform channel business, and accordingly performed a goodwill impairment test using the net present value method for the goodwill generated in the acquisition of MoboTap. As a result, Changyou recorded $29.6 million and $8.9 million, respectively, in goodwill and intangible assets impairment losses.

In 2016, the Company’s Board of Directors approved the disposal of the 51% equity interest in MoboTap held by the Group. As of December 31, 2016, the Company was negotiating with a potential buyer on the terms of the disposal. Accordingly, the assets and liabilities attributable to MoboTap were classified as assets and liabilities held for sale and measured at the lower of their carrying amounts or their fair value less cost to sell, in the Company’s consolidated balance sheet as of December 31, 2016.

In the first quarter of 2017, the Company’s management determined that the disposal was unlikely to be completed within one year due to the suspension of negotiations with the potential buyer. As a result, the assets held for sale and liabilities held for sale related to MoboTap were reclassified as assets and liabilities held for use and measured at the carrying value before MoboTap was classified as held for sale, adjusted for any depreciation and amortization expense that would have been recognized had the assets and liabilities been continuously classified as held for use.

In the third quarter of 2017, due to enhanced restrictions the Chinese regulatory authorities imposed on card and board games, some of the Company’s key distribution partners informed the Company that they had decided to stop the distribution and promotion of card and board games, which had an adverse impact on MoboTap’s current performance, and also increased uncertainty with respect to its future operations and cash flow. As a result, the Company’s management determined that it was unlikely for MoboTap to gain users and grow its online card and board games revenues in China. Management performed an impairment test in the third quarter of 2017 using the discounted cash flow method, and impairment charges of $86.9 million were recognized to reflect the fair value of the MoboTap business, of which an $83.5 million impairment loss was recognized for goodwill and a $3.4 million impairment loss was recognized for intangible assets.

On March 13, 2018, the Company completed the sale of all of the equity interests in MoboTap.

Acquisition of RaidCall

In December 2013, the Group acquired 62.5% of the equity interests, on a fully-diluted basis, in TalkTalk for cash consideration of $47.6 million. Of the total consideration, $27.6 million was paid by the Company to the Kalends Group for a portion of the ordinary shares of TalkTalk held by the Kalends Group, and $20 million was injected for newly issued ordinary shares of TalkTalk. See “Note 2.d — Acquisition of RaidCall.” On the acquisition date, the allocation of the consideration for assets acquired and liabilities assumed based on their fair values was as follows:

As of December 24, 2013 (in thousands)
Cash Consideration	$47,627

Tangible assets	20,016
Identifiable intangible assets acquired	17,888
Goodwill	33,740
Fair value of non-controlling interest	(17,172)
Liabilities assumed	(6,845)

Total	$47,627

The excess of the purchase price over the tangible assets and identifiable intangible assets acquired (consisting primarily of software technology and a domain name) reduced by liabilities assumed was initially recorded as goodwill. The acquired identifiable intangible assets were valued using the income approach. Total goodwill of $33.7 million primarily represented synergies between the Company’s existing online game business and RaidCall that were expected to result from an enhancement of game players’ experience through the Company’s offering of the RaidCall communications tool with the Company’s online games. In December 2014, Changyou’s management concluded that RaidCall was unable to provide the expected synergies with Changyou’s online games business. Accordingly, goodwill impairment and impairment of acquired intangible assets of $33.8 million and $15.3 million, respectively, were charged as of December 31, 2014.